Associated Banc-Corp Investor Presentation Acquisition of July 20, 2017 Exhibit 99.4

Disclaimer Important note regarding forward-looking statements: This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain and required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics or other benefits of the transaction; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Associated Banc-Corp (“Associated”) nor Bank Mutual Corporation (“Bank Mutual’) assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Associated or Bank Mutual anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Associated’s Annual Report on Form 10-K for the year ended December 31, 2016, those included under Item1A “Risk Factors” in Bank Mutual’s Annual Report on Form 10-K for the year ended December 31, 2016, those disclosed in Associated’s and Bank Mutual’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Associated’s and Bank Mutual’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 will be, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this joint press release or in any documents, Associated and Bank Mutual claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Associated and Bank Mutual annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners.

Disclaimer Important Additional Information and Where to Find It In connection with the proposed merger, Associated will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Bank Mutual and a Prospectus of Associated, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF Bank Mutual Corporation ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Associated and Bank Mutual, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Associated Banc-Corp at http://www.associatedbank.com under the heading “About” and then under the heading “Investor Relations” and then under “SEC Filings” or from Bank Mutual Corporation at http://www.bankmutual.com/bank-mutual-corporation/ under the heading “Financial & SEC Reports.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Associated Banc-Corp, 433 Main Street, Green Bay, Wisconsin 54301, Attention: Investor Relations, Telephone: (920) 491-7059 or to Bank Mutual Corporation, 4949 West Brown Deer Road, Milwaukee, Wisconsin 53223, Attention: Michael W. Dosland, Telephone: (414) 354-1500. Participants in the Solicitation Associated, Bank Mutual, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Associated’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 14, 2017, and certain of its Current Reports on Form 8-K.   Information regarding Bank Mutual’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 8, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non- GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

Strategic and Financial Rationale Franchise Value Enhancing Transaction Strengthens our position as the Midwest’s premier financial services company with the addition of Bank Mutual, a 125 year old banking franchise and the largest bank headquartered in Milwaukee, Wisconsin Enhances Associated’s market share and branch density in key locations while expanding presence to adjacent markets Franchise supports growth capacity and funding flexibility with stable core deposits Adds new customer relationships as well as delivers our comprehensive suite of products and services to an expanded customer population Low Risk Transaction Complementary and traditional banking product set between institutions with compatible cultures In-market transaction with significant identified, meaningful, and achievable opportunities for cost savings Legacy of strong credit culture at Bank Mutual supported by history of solid asset quality metrics Comprehensive due diligence completed along with established integration timeline Financially Attractive Accretive to GAAP EPS by ~2% in 2019 with fully phased-in cost savings Improves efficiency ratio by > 100bps with fully phased-in cost savings Internal rate of return in the high teens Tangible book value per share dilution of < 1% and earnback of < 3.5 years using the crossover method

Transaction Summary 1 – Based on ASB closing share price of $24.60 on 19-Jul-17 and an assumed BKMU fully diluted share count of 46.5MM. Buyer Associated Banc-Corp (NYSE: ASB) Seller Bank Mutual Corporation (Nasdaq: BKMU) Consideration 100% stock Fixed Exchange Ratio 0.422 shares of ASB common stock for each share of BKMU common stock Price per Share1 $10.38 Transaction Value1 $482 million Pro Forma Ownership 89% ASB shareholders / 11% BKMU shareholders Board Representation Chairman of BKMU, Michael T. Crowley, will be appointed to ASB’s Board of Directors Required Approvals Shareholder approval from BKMU and customary regulatory approvals Expected Closing 1st Quarter 2018

OVERVIEW OF BANK MUTUAL

COMPANY PROFILE

Year Founded	1892
Headquarters	Milwaukee, WI
Branches[1]	58
Balance Sheet – 2Q17	
Tangible Assets	$2.7bn
Loans	2.0bn
Deposits	1.9bn
Tangible Common Equity	291mm
Asset Quality – 2Q17	
NPAs / Assets	0.33%
Net Charge-offs	0.00
Capital – 2Q17	
TCE / TA Ratio	10.7%
CET1 Ratio	14.5
Income Statement – LTM	
Net Interest Income	$74.8mm
Non Interest Income	24.7mm
Non Interest Expense	70.2mm


Bank Mutual
MN
MI
WI
IA
Minneapolis
Eau Claire
Green Bay
Madison
Milwaukee

TOP MARKETS BY DEPOSITS ($MM)[1]

County	Deposits	Market Share	Rank	Branches
Milwaukee	$ 552	1.2 %	10	14
Brown (Green Bay)	270	4.4	7	7
Waukesha	136	1.2	22	5
Eau Claire	102	4.9	7	3
Other Wisconsin	755	—	—	28
Minnesota	22	—	—	1
Total	**$ 1,836**	**—**	**—**	**58**

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Source: FDIC (deposit market share data as of 30-Jun-16); Bank Mutual filings
[1] – Excludes previously announced pending sale of five branches. 57 branches in WI and one branch in MN.

Associated’s Pro forma footprint Pro forma Branch Footprint Largest bank headquartered in the state of Wisconsin > $32bn combined total assets Adds > 120,000 customer accounts to the Associated franchise Positioned to further invest in and better support the customer experience Offers new customers access to Associated's broader suite of products and services 50% of Bank Mutual branches are within 1 mile of an Associated branch Continued commitment to supporting the socioeconomic health of our combined communities and markets Improved scale and customer reach Milwaukee Associated Bank Bank Mutual

Pro forma loan and deposit composition Note: Figures as of 30-Jun-17. Loans Deposits Associated Bank mutual Pro Forma associated Bank mutual Pro Forma

Thorough Due diligence and integration plan Comprehensive due diligence completed by team of Associated Bank employees as well as outside 3rd party professionals In-depth review of all strategic, financial, operational, compliance, and credit aspects of Bank Mutual Scope of credit due diligence included detailed review of loan files amounting to ~60% of total committed credit exposure across commercial relationships, including: Review of all watch, special mention, and classified commercial loans with exposure > $1mm Review of underwriting methodology, lending policies and portfolio management systems Due Diligence Integration Planning Management team has developed a detailed integration plan spanning from transaction announcement through closing, conversion, and post-conversion time periods Integration team has significant local market knowledge and deep operational expertise from prior consolidations to execute a seamless transitions for customers, employees, and stakeholders Associated platform has ample capacity to handle volume of acquired operations and will overlay advanced technology for customer engagement, risk management, cyber security, and more Announcement Integration Planning & Analysis Conversion Post-Conversion

Transaction Multiples and key ASSUMPTIONS 1 – Based on ASB closing share price of $24.60 on 19-Jul-17. 2 – Based on BKMU IBES median 2017E EPS of $0.38 plus 45% fully phased-in after-tax cost savings. Transaction Pricing1 12.2% premium to BKMU’s closing price of $9.25 on 19-Jul-17 1.6x price / tangible book value per share of $6.33 as of 30-Jun-17 12.5x price / 2017E EPS with fully phased-in after-tax cost savings2 Synergies Pre-tax cost savings of 45% of BKMU non-interest expense Cost savings phased-in 25% in 2018 and 100% in 2019 Durbin ~$2mm annual pre-tax lost interchange revenue under the Durbin Amendment Fair Value Marks $(32)mm gross credit mark / 1.6% of 2Q17 total gross loans $2mm of other pre-tax purchase accounting fair value adjustments Core Deposit Intangible 1.5% core deposit intangible on non-time deposits amortized straight-line over ten years Tax Rate 33% effective tax rate applied to BKMU pre-tax earnings and transaction adjustments Merger and Integration Costs $40mm of total pre-tax merger and integration costs Fully accounted for in transaction and tangible book value impact at close

ESTIMATED PRO FORMA FINANCIAL METRICS

GAAP EPS ACCRETION[1]


~2%
2018E
2019E
~(2)%

Per Share	~$(0.03)	~$0.03

CAPITAL METRICS

	ASB Current (30-Jun-17)[2]	Pro Forma[3]
Common Equity Tier 1 Ratio	9.9 %	10.1 %
Tier 1 Capital Ratio	10.6	10.8
Total Capital Ratio	13.0	12.9
Tier 1 Leverage Ratio	8.1	8.2

TANGIBLE BOOK VALUE PER SHARE IMPACT[1]

- < 1% tangible book value per share dilution at close (fully accounts for merger and integration costs)
  - ~$0.07 dilution at close on a per share basis
- < 3.5 years earnback using the crossover method


< 3.5 years
ASB
Pro Forma

ADDITIONAL MERITS

- Internal rate of return in the high teens
- Improves efficiency ratio by > 100bps with fully phased-in cost savings
- Transaction does not alter dividend policy or capital priorities

1 – Based on ASB and BKMU IBES median EPS estimates in 2017, 2018, and grown at 7% IBES median long-term growth rate thereafter. EPS accretion is excluding one-time charges.
2 – Estimated regulatory capital ratios as of 30-Jun-17.
3 – Estimated pro forma capitalization as of 30-Jun-17, net of merger and integration costs and purchase accounting adjustments.

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Accelerates 2017 Strategic Priorities Strengthening Customer Relationships Delivering on our Strategy Expanding our Community Presence Providing Long-term Value to Shareholders A low-risk transaction with significant opportunities for cost savings Expected to produce modest initial dilution to tangible book value per share with positive EPS accretion in 2019 Supports financially attractive return on capital with high teens IRR Strengthens core deposit franchise Enhances branch network and density Increases current market share and expands services to new communities Delivers smaller sized, in-market, depository institution acquisition Drives efficiency through improved scale and distribution Disciplined transaction terms with attractive economics Adds over 120,000 customer accounts and nearly 1,000 commercial relationships Extends Associated’s specialized products to Bank Mutual’s customer base Positions Associated to gain efficiencies and further invest in customer experience ü ü ü ü

For more information Visit Our Website: http://investor.associatedbank.com E-Mail Requests to: Investor.Relations@associatedbank.com Call Investor Relations at: (920) 491-7059 Write to: Associated Bank Investor Relations 433 Main Street Green Bay, WI 54301

Reconciliation and definitions of non-gaap items Tangible Common Equity Reconciliation1 ($ in millions) Bank Mutual 30-Jun-17 Total common equity $291 Goodwill and other intangible assets, net – Tangible common equity $291 Tangible Assets Reconciliation1 ($ in millions) Bank Mutual 30-Jun-17 Total assets $2,711 Goodwill and other intangible assets, net – Tangible assets $2,711 Tangible Common Equity / Tangible Assets Reconciliation1, 2 ($ in millions) Bank Mutual 30-Jun-17 Tangible common equity $291 Tangible assets 2,711 Tangible common equity / tangible assets 10.7% Source: Bank Mutual filings Note: balances may not foot due to rounding 1 – The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. 2 – These capital measurements are used by management, regulators, investors, and analysts to assess, monitor and compare the quality and composition of our capital with the capital of other financial services companies. Tangible Book Value Per Share Reconciliation ($ in millions, except per share) Bank Mutual 30-Jun-17 Tangible common equity $291 Basic shares outstanding 45,932,253 Tangible book value per share $6.33